UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 14, 2006
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Citigroup Inc.
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(Exact name of registrant as specified in its charter)

                                  Delaware                              1-9924                              52-1568099
                               ---------------                       -----------                      -------------------
                               (State or other                       (Commission                       (IRS Employer
                               jurisdiction of                         File Number)                    Identification No.)
                               incorporation)

399 Park Avenue, New York, New York 10043
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(Address of principal executive offices) (Zip Code)

(212) 559-1000
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(Registrant's telephone number, including area code)

             Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Citigroup Inc.
Current Report on Form 8-K

Item 8.01 Other Events.

Notices filed pursuant to Rule 135c under the Securities Act of 1933 relating to issuances by Citigroup Inc. in 2005 made pursuant to Regulation S under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number

        99 (1)   Rule 135c Notice relating to Citigroup’s EUR 1,250,000,000 4.25% fixed rate/floating rate subordinated notes due February 2030.
        99 (2)   Rule 135c Notice relating to Citigroup’s SGD 100,000,000 3.50% fixed rate subordinated notes due April 2020.
                    99 (3)         Rule 135c Notice relating to Citigroup’s EUR 800,000,000 floating rate notes due June 2012.
                    99 (4)         Rule 135c Notice relating to Citigroup’s CHF 250,000,000 floating rate notes due May 2008.
                    99 (5)         Rule 135c Notice relating to Citigroup’s EUR 1,250,000,000 3.50% fixed rate notes due August 2015.
                    99 (6)         Rule 135c Notice relating to Citigroup’s GBP 500,000,000 floating rate notes due November 2010.
                    99 (7)         Rule 135c Notice relating to Citigroup’s EUR 800,000,000 3.625% fixed rate/floating rate subordinated notes due November 2017.
                    99 (8)         Rule 135c Notice relating to Citigroup’s CHF 350,000,000 1.75% fixed rate notes due September 2010.
                    99 (9)         Rule 135c Notice relating to Citigroup’s CHF 250,000,000 2.375% fixed rate notes due September 2015.
                    99 (10)       Rule 135c Notice relating to Citigroup’s AUD 450,000,000 floating rate notes due June 2010.
                    99 (11)       Rule 135c Notice relating to Citigroup’s AUD 800,000,000 5.75% fixed rate notes due June 2010.

                                                                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June14, 2006                                                                               CITIGROUP INC.

                                        By: /s/ Michael J. Tarpley
                                        Name: Michael J. Tarpley
                                        Title: Assistant Secretary

EXHIBIT INDEX

Exhibit Number

99 (1)      Rule 135c Notice relating to Citigroup’s EUR 1,250,000,000 4.25% fixed rate/floating rate subordinated notes due February 2030.
99 (2)      Rule 135c Notice relating to Citigroup’s SGD 100,000,000 3.50% fixed rate subordinated notes due April 2020.
99 (3)      Rule 135c Notice relating to Citigroup’s EUR 800,000,000 floating rate notes due June 2012.
99 (4)      Rule 135c Notice relating to Citigroup’s CHF 250,000,000 floating rate notes due May 2008.
99 (5)      Rule 135c Notice relating to Citigroup’s EUR 1,250,000,000 3.50% fixed rate notes due August 2015.
99 (6)      Rule 135c Notice relating to Citigroup’s GBP 500,000,000 floating rate notes due November 2010.
99 (7)      Rule 135c Notice relating to Citigroup’s EUR 800,000,000 3.625% fixed rate/floating rate subordinated notes due November 2017.
99 (8)      Rule 135c Notice relating to Citigroup’s CHF 350,000,000 1.75% fixed rate notes due September 2010.
99 (9)      Rule 135c Notice relating to Citigroup’s CHF 250,000,000 2.375% fixed rate notes due September 2015.
99 (10)      Rule 135c Notice relating to Citigroup’s AUD 450,000,000 floating rate notes due June 2010.
99 (11)      Rule 135c Notice relating to Citigroup’s AUD 800,000,000 5.75% fixed rate notes due June 2010.